UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2026

Rumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40079	80-0984597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

444 Gulf of Mexico Dr

Longboat Key, FL 34228

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (941) 210-0196

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RUM	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RUMBW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 17, 2026, Rumble Inc. (the “Company” or “Rumble”) announced that it had completed the transactions contemplated by the following agreements (the “Transactions”): (i) that certain Business Combination Agreement, dated as of November 10, 2025, by and between the Company and Northern Data AG (“Northern Data”), a German stock corporation (the “Business Combination Agreement”), (ii) that certain Transaction Support Agreement, dated as of November 10, 2025, by and between Tether Investments, S.A. de C.V., a Salvadoran Sociedad Anónima de Capital Variable (“Tether”) and the Company (as amended, the “Tether Transaction Support Agreement”), (iii) that certain Transaction Support Agreement, dated as of November 10, 2025, by and among ART Holding GmbH, its sole owner Aroosh Thillainathan (together, the “ART Sellers”) and the Company (as amended, the “ART Transaction Support Agreement”), and (iv) that certain Transaction Support Agreement, dated as of November 10, 2025, by and between Apeiron Investment Group Ltd. (“Apeiron” and, together with Tether and the ART Sellers, the “TSA Sellers”) and the Company (as amended, the “Apeiron Transaction Support Agreement” and, together with the Tether Transaction Support Agreement and the ART Transaction Support Agreement, the “Transaction Support Agreements”).

Item 1.01. Entry Into a Material Definitive Agreement

A&R Registration Rights Agreement

On June 17, 2026, pursuant to the Tether Transaction Support Agreement, Rumble and Tether amended and restated the existing Registration Rights Agreement, dated as of February 7, 2025, between Rumble and Tether, by entering into that certain Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The A&R Registration Rights Agreement, among other things, provides Tether the right to require the Company to register the resale of any shares of Rumble Class A Common Stock that it beneficially owns, including the shares acquired by (or shares issuable upon exercise of the pre-funded warrants acquired by) Tether in connection with the Transactions.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the A&R Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Transaction Agreement Amendment

On June 17, 2026, pursuant to the Tether Transaction Support Agreement, Rumble and Tether entered into that certain Amendment No. 1 (the “Transaction Agreement Amendment”) to the existing Transaction Agreement between Rumble and Tether, dated December 20, 2024 (the “Tether Transaction Agreement”), which, among other things, specifies that the shares of Rumble Class A Common Stock held or beneficially owned by Tether or its affiliates from time to time, including the shares acquired by (or shares issuable upon exercise of the pre-funded warrants acquired by) Tether in connection with the Transactions, are subject to certain of the covenants contained in the Tether Transaction Agreement (as amended by the Transaction Agreement Amendment), including Tether’s agreement to vote, a standstill and restrictions on transfer of shares.

The foregoing description of the Transaction Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Pre-Funded Warrants

As further detailed in Item 3.02 of this Current Report on Form 8-K, pursuant to the Tether Transaction Support Agreement and the Equity Commitment Agreement (as defined below), respectively, Rumble and Tether entered into certain pre-funded warrants, each dated as of June 17, 2026 (each, a “Pre-Funded Warrant”), entitling Tether to purchase up to the specified number of shares of Rumble Class A Common Stock, in each case at an exercise price of $0.0001 per share.

Item 2.01. Completion of Acquisition or Disposition of Assets

Pursuant to the Business Combination Agreement, on April 13, 2026, the Company submitted a voluntary public exchange offer (the “Exchange Offer”) to all shareholders of Northern Data to exchange each issued and outstanding no-par value bearer share of Northern Data (each, a “Northern Data Share”) for 2.0281 shares of the Company’s Class A common stock, $0.0001 per share (“Rumble Class A Common Stock”), subject to the terms and conditions set forth in the Business Combination Agreement. At the expiration of the additional acceptance period for the Exchange Offer, a total of 8,174,379 Northern Data Shares were validly tendered in the Exchange Offer, representing approximately 46.2% of Northern Data Shares not subject to the Transaction Support Agreements.

On June 17, 2026, all of the tendered Northern Data Shares were accepted by the Company through its settlement agent, and as consideration for the Exchange Offer, the Company issued an aggregate amount of 16,578,459 shares of Rumble Class A Common Stock to the Northern Data shareholders who had validly tendered their Northern Data Shares in the Exchange Offer, all of which shares were previously registered by the Company on the Company’s Registration Statement on Form S-4 filed with the SEC on April 13, 2026, which was declared effective on April 14, 2026 (the “Form S-4”). On the same date, immediately prior to the closing of the Exchange Offer, the Company purchased all of the Northern Data Shares owned by the TSA Sellers pursuant to the Transaction Support Agreements. As consideration for the sale of their Northern Data Shares, the Company issued a total of 42,768,485 shares of Rumble Class A Common Stock to the TSA Sellers, and in addition, a Pre-Funded Warrant to Tether, exercisable for up to 51,544,399 shares of Rumble Class A Common Stock, as further described in Item 3.02 of this Current Report on Form 8-K.

As a result of the consummation of the Transactions, the Company acquired approximately 85.2% of all of the outstanding Northern Data Shares.

The foregoing description of the Business Combination Agreement, the Transaction Support Agreements and the Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Business Combination Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2025 and is incorporated by reference herein, and the full text of the Transaction Support Agreements, which were filed as Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K/A filed with the SEC on November 12, 2026 and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities

As described in Item 2.01 above, on June 17, 2026, as consideration for the sales of Northern Data Shares by the TSA Sellers under the Transaction Support Agreements, the Company issued (i) 36,703,354 shares of Rumble Class A Common Stock to Tether and a Pre-Funded Warrant to Tether exercisable for up to 51,544,399 shares of Rumble Class A Common Stock, (ii) 1,509,210 shares of Rumble Class A Common Stock to the ART Sellers and (iii) 4,555,921 shares of Rumble Class A Common Stock to Apeiron, in each case, with a portion of the shares of Rumble Class Common Stock being placed in escrow in accordance with the terms of the applicable agreements. On the same date, the Company issued a Pre-Funded Warrant to Tether exercisable for up to 4,599,365 shares of Rumble Class A Common Stock, in exchange for a purchase price of $36,242,538 (representing $7.88 per share) pursuant to the Equity Commitment Agreement, dated November 10, 2025, between the Company and Tether, a copy of which was filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on November 11, 2025.

The foregoing description of the Pre-Funded Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Form of Pre-Funded Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The shares of Rumble Class A Common Stock and the Pre-Funded Warrants described in this Item 3.02 were issued in private placements without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and/or Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the shares of Rumble Class A Common Stock or any other securities of Rumble or Northern Data.

Item 5.03. Amendments to Articles of Incorporation

In connection with the Transactions, and as previously approved by the board of directors and the stockholders of the Company, on June 15, 2026, the Company amended its Second Amended and Restated Certificate of Incorporation, as amended (the “Pre-Existing Charter”), by filing the following amendments (together, the “Charter Amendments”) with the Secretary of State of the State of Delaware: the Certificate of Second Amendment, dated as of June 15, 2026, which increased the authorized shares of Rumble’s capital stock to 1,700,000,000 shares, consisting of (a) 20,000,000 shares of the Company’s preferred stock, par value $0.0001 per share, (b) 1,400,000,000 shares of Rumble Class A Common Stock, (c) 170,000,000 shares of the Company’s Class C common stock, par value $0.0001 per share, and (d) 110,000,000 shares of the Company’s Class D common stock, par value $0.0001 per share.

The foregoing description of the Charter Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Charter Amendments, which are filed as Exhibits 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01. Other Events

On June 17, 2026, the Company issued a press release announcing, among other things, the consummation of the Transactions. A copy of that press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Given favorable market conditions and Northern Data’s reported near capacity GPU utilization, Rumble and Tether mutually agreed not to enter into the customer agreement originally contemplated by the Tether Transaction Support Agreement, which would have provided for the purchase by Tether of GPU services in an amount up to $75 million per year over a two-year initial term at a fixed price per GPU hour, which price would have represented a significant discount to current prevailing GPU rates.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements”“ within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “continues to,” “looks forward to,” “is primed to,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are based on our current beliefs and expectations of our management as of the date hereof. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include risks related to the Northern Data business combination, including the success of the business following the Transactions; the ability to successfully integrate Rumble’s and Northern Data’s businesses; risks related to disruption of management time from ongoing business operations due to the transaction; the risk that the transaction can negatively impact the ability of Rumble and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that Rumble, Northern Data or the post combination company may not be able to effectively compete, including through product improvements and development; the risk that Rumble, Northern Data or the post-combination company may not be able to meet surging AI compute demand by establishing business relationships with hyperscalers; the risk that the cloud, video, and content delivery network capabilities of Rumble, Northern Data or the post-combination company may not be sufficient to attract and continue to attract interest from system integrators and content creators and to create powerful funnel partnership opportunities for the combined platform; the risk that Rumble, Northern Data or the post combination company may not be able to accelerate delivery of next-generation cloud solutions and AI applications; our ability to grow and manage future growth profitably over time, maintain relationships with customers, compete within our industry and retain key employees; weakened global economic conditions may affect our business and operating results; our limited operating history makes it difficult to evaluate our business and prospects; we may not grow or maintain our active user base, and may not be able to achieve or maintain profitability; we may fail to maintain adequate operational and financial resources; we may be unsuccessful in attracting new users to our mobile and connected TV offerings; our traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that we do not control; our business depends on continued and unimpeded access to our content and services on the internet and if we or those who engage with our content experience disruptions in internet service, or if internet service providers are able to block, degrade or charge for access to our content and services, we could incur additional expenses and the loss of traffic and advertisers; we face significant market competition, and if we are unable to compete effectively with our competitors for traffic and advertising spend, our business and operating results could be harmed; we rely on data from third parties to calculate certain of our performance metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; changes to our existing content and services could fail to attract traffic and advertisers or fail to generate revenue; we derive the majority of our revenue from advertising and the failure to attract new advertisers, the loss of existing advertisers, or the reduction of or failure by existing advertisers to maintain or increase their advertising budgets may adversely affect our business and operating results; we depend on third-party vendors, including internet service providers, advertising networks, and data centers, to provide core services; new technologies have been developed that are able to block certain online advertisements or impair our ability to deliver advertising, which could harm our operating results; we have offered and intend to continue to offer incentives, including economic incentives, to content creators to join our platform, and these arrangements may involve fixed payment obligations that are not contingent on actual revenue or performance metrics generated by the applicable content creator but rather are based on our modeled financial projections for that creator, which if not satisfied may adversely impact our financial performance, results of operations and liquidity; changes in tax rates, changes in tax treatment of companies engaged in e-commerce, the adoption of new U.S. or international tax legislation, or exposure to additional tax liabilities may adversely impact our financial results; compliance obligations imposed by new privacy laws, laws regulating online video sharing platforms, other online platforms and online speech in certain jurisdictions in which we operate, or industry practices may adversely affect our business, financial performance, and operating results; we may become subject to newly enacted laws and regulations that restrict or moderate content on the internet; we are exposed to significant regulatory, operational, compliance, privacy, and legal risks related to age restriction or verification requirements and children’s online safety laws contemplated or enacted in various U.S. states and foreign jurisdictions; paid endorsements by our content creators ma expose us to regulatory risk, liability, and compliance costs, and, as a result, may adversely affect our business, financial condition and results of operations; we have incurred and will incur significantly increased expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition, and results of operations; and those additional risks, uncertainties and factors described in more detail in Northern Data’s annual and interim financial reports made publicly available and under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our other filings with the SEC. We do not intend, and, except as required by law, we undertake no obligation to update any of our forward-looking statements after the issuance of this Current Report on Form 8-K to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The consolidated financial statements of Northern Data as required by this Item 9.01(a) will be filed under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information as of December 31, 2025 as required by this Item 9.01(b) is incorporated by reference herein from the Form S-4. In accordance with the requirements of Regulation S-X, the Company will update this pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)  Exhibits

Exhibit
Number	Description
3.1	Certificate of Second Amendment of Second Amended and Restated Certificate of Incorporation of Rumble Inc., dated as of June 15, 2026.
4.1	Form of Pre-Funded Warrant.
10.1	Amended and Restated Registration Rights Agreement, dated as of June 17, 2026, by and between Rumble Inc. and Tether Investments, S.A. de C.V.
10.2	Amendment No. 1 Transaction Agreement, dated as of June 17, 2026, by and between Rumble Inc. and Tether Investments, S.A. de C.V.
23.1*	Consent of Liebhart & Kollegen Wirtschaftsprüfer Steuerberater.
99.1	Press Release of Rumble Inc., dated June 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rumble Inc.

	By:	/s/ Maurice F. Edelson
	Name:	Maurice F. Edelson
	Title:	General Counsel and Corporate Secretary
Date: June 17, 2026